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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2008

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West Pender Street, #604 Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-0188

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

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Item 7.01  FD Disclosure.

Watkins, MN; Vancouver, BC March 17, 2008 - International Barrier Technology Inc. (“Barrier”) (IBTGF: OTCBB; IBH: TSXV), a manufacturer of proprietary fire resistant building materials, is pleased to report double digit growth in overall sales revenue and sales volume for the month of February 2008.  Overall sales revenue increased 52% to $464,020 from the $304,581 in February of 2007. Revenues attributed to all product types increased.  In February 2008, Multifamily Residential Roof Deck revenues increased 115% to $62,725; Commercial Modular revenues increased 46% to $182,920; and revenue from the Structural Insulated Panel market increased 100% (vs. the $29,245; $125,506, and $0 generated from these respective markets in 2/2007).  Sales revenues year to date are $3,112,179, as compared to $4,281,695 year to date in 2007.

Shipments of Blazeguard products into the building industry for the month totaled 717,300 sq. ft.  (This is a 60% increase over the 447,600 sq. ft. shipped overall in February 2007.)  Of the total, 554,300 sq. ft. was shipped into the Commercial Modular Market (an increase of 46% over the 380,300 sq. ft. in 2/2007), 142,800 sq. ft. went into the Multi-family Residential Roof Deck Market (112% increase over 67,300 sq. ft. in 2/2007), and 20,200 sq. ft. shipped into the Structural Insulated Panel Market.  Year to date sales are 4,673,900 sq. ft., in comparison to 5,933,900 sq. ft. during the same period last year.

“Barrier is encouraged by the increase in sales for February,” states Michael Huddy, Barrier’s President & CEO.  “While a single month does not represent a trend, we feel that business is improving in some of the markets and regions we serve.  Blazeguard specified and sold into the Ft. Sill military project bodes well for future commercial modular sales and the addition of two independent sales representatives in the south part of Texas should help jump start sales there in the multi-family residential sector.  We are cautiously optimistic for continued improvement in shipments during 2008.”

Refer to Exhibit 99.1 for additional information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1

Press Release, March 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2008    International Barrier Technologies Inc.

                                             (Registrant)

/s/ Michael Huddy

(Signature)

(Michael Huddy, President/CEO/Director)

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